UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 24, 2018

HORACE MANN EDUCATORS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10890	37‑0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715‑0001
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 217‑789‑2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. The Company is not under any obligation to (and expressly disclaims any such obligation to) update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Please refer to the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2018 and the Company’s past and future filings and reports filed with the Securities and Exchange Commission for information concerning the important factors that could cause actual results to differ materially from those in forward-looking statements.

Item 5.07:    Submission of Matters to a Vote of Security Holders

HMEC’s Annual Meeting of Shareholders was held on May 23, 2018 (the “Annual Meeting”). On the record date of March 27, 2018, there were 40,883,981 shares of the Company’s Common Stock issued and outstanding and entitled to be voted at the Annual Meeting. The final results of the matters submitted to a vote of security holders are shown in the table below.

	Votes	Votes		Broker
	For	Against	Abstentions	Non-Votes

Proposal No. 1 -
Election of Nine Directors:
Daniel A. Domenech	38,354,298	203,786	4,363	817,561
Stephen J. Hasenmiller	37,529,965	1,029,560	2,922	817,561
Ronald J. Helow	38,377,899	181,123	3,425	817,561
Perry G. Hines	38,419,407	138,194	4,846	817,561
Beverley J. McClure	38,445,932	113,954	2,561	817,561
H. Wade Reece	38,341,579	216,024	4,844	817,561
Robert Stricker	38,447,024	112,300	3,123	817,561
Steven O. Swyers	38,455,367	102,236	4,844	817,561
Marita Zuraitis	38,431,090	128,271	3,086	817,561

Proposal No. 2 -
Approval of the advisory resolution to approve Named Executive Officers’ compensation	37,840,479	710,386	11,582	817,561

Proposal No. 3 -
Ratification of KPMG LLP, an independent registered public accounting firm, as the Company’s auditors for the year ending December 31, 2018	38,292,181	1,083,642	4,185	Not Applicable

Item 9.01:    Financial Statements and Exhibits

(d)    Exhibits.
99.1 Press release dated May 24, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Kimberly A. Johnson
	Name:	Kimberly A. Johnson
	Title:	Vice President & Controller
(Principal Accounting Officer)

Date: May 24, 2018

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